Exhibit 99.2

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
BALANCE SHEETS
(Unaudited)

	As of
	June 30, 2019	December 31, 2018
ASSETS
Current Assets
Cash	$1,680,756	$1,277,827
Accounts receivable, net	4,044,172	1,460,089
Inventory	18,320,285	11,355,471
Other current assets	2,204,063	997,387
Total current assets	26,249,276	15,090,774

Property, plant, and equipment, net	330,808	67,171
Intangible assets, net	6,459	6,794

Total assets	$26,586,543	$15,164,739

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$6,145,408	$4,269,372
Accrued expenses	9,911,392	4,190,495
Deferred revenue	1,076,840	937,938
Line of credit	2,000,000	—
Total current liabilities	19,133,640	9,397,805
Total liabilities	19,133,640	9,397,805

Shareholders’ Equity
Common stock, no par value, 1,000 shares authorized, 200 shares issued and outstanding	400	400
Retained earnings	7,452,503	5,766,534
Total shareholders’ equity	7,452,903	5,766,934

Total liabilities and shareholders’ equity	$26,586,543	$15,164,739

The accompanying notes are an integral part of these financial statements.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
STATEMENTS OF OPERATIONS
(Unaudited)

	Six-month periods ended June 30,
	2019	2018
SALES, NET	$43,690,253	$26,511,845
COST OF GOODS SOLD	12,095,614	7,678,438
GROSS PROFIT	31,594,639	18,833,407

Selling, general, and administrative expenses	29,761,942	16,647,696
Depreciation and amortization	28,786	19,660
	29,790,728	16,667,356

INCOME FROM OPERATIONS	1,803,911	2,166,051

NET INCOME	$1,803,911	$2,166,051

The accompanying notes are an integral part of these financial statements.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
Six-month periods ended June 30, 2019 and 2018
(Unaudited)

	Shares	Common Stock	Retained Earnings	Total

Balance at December 31, 2018	200	$400	$5,766,534	$5,766,934
Net income	—	—	1,803,911	1,803,911
Distribution to Shareholders	—	—	(117,942)	(117,942)

Balance at June 30, 2019	200	$400	$7,452,503	$7,452,903

Balance at December 31, 2017	200	$400	$2,324,485	$2,324,885
Net income	—	—	2,166,051	2,166,051
Contribution from Shareholders, net	—	—	136,367	136,367

Balance at June 30, 2018	200	$400	$4,626,903	$4,627,303

The accompanying notes are an integral part of these financial statements.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
STATEMENTS OF CASH FLOWS
(Unaudited)

	Six-month periods ended June 30,
	2019	2018
CASH FLOWS OPERATING ACTIVITIES
Net income	$1,803,911	$2,166,051
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	28,786	19,660
Changes in assets and liabilities:
Accounts receivables	(2,584,083)	(1,116,546)
Inventory	(6,964,814)	(1,686,567)
Other current assets	(1,206,676)	(1,066,185)
Accounts payable	1,876,037	508,582
Accrued expenses	5,720,897	1,572,794
Deferred revenue	138,902	347,818
Net cash (used in) provided by operating activities	(1,187,040)	745,607

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(292,089)	(3,963)
Net cash used in investing activities	(292,089)	(3,963)

CASH FLOWS FROM FINANCING ACTIVITIES
Line of credit	2,000,000	—
Shareholder contributions (distributions)	(117,942)	136,367
Net cash provided by financing activities	1,882,058	136,367

Net change in cash	402,929	878,011

CASH - beginning of period	1,277,827	248,258

CASH - end of period	$1,680,756	$1,126,269

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for taxes	$—	$15,312
Cash paid for interest	$36,056	$—

The accompanying notes are an integral part of these financial statements.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2019 and December 31, 2018 and for the six-month periods ended June 30, 2019 and 2018

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Corporate Structure

Creative Genius, Inc. dba Pura Vida Bracelets, (the “Company”) was founded and incorporated in the state of California in 2010. The Company is a retail business that sells a variety of bracelets, apparel, jewelry and other accessories. The Company’s operations are based in California.

On July 16, 2019, a seventy-five percent (75%) ownership interest in the Company was acquired by Vera Bradley Inc (“Vera Bradley”). On July 16, 2019, the Company entered into a put/call transaction for the remaining 25% following the fifth anniversary of the closing date of the transaction until the tenth anniversary thereof. Subsequent to the July 16, 2019 transaction date, the Company began operating as a majority-owned subsidiary of Vera Bradley.

Basis of Presentation

These interim financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition and Deferred Revenue

Revenue from the sale of goods is recognized when an order has been received, the product has been shipped, the selling price is fixed or determinable, collection is reasonably assured and when both title and risk of loss transfer to the customer, provided that no significant obligations remain. Sales revenues do not include sales taxes collected from the customer. Sales are presented net of credits for returns, discounts, allowances and other chargebacks that result in deductions either from invoiced amounts or subsequent billings to customers. For the six-month periods ended June 30, 2019 and 2018, such credits totaled $5,913,585 and $4,575,654, respectively.

The Company maintains a monthly club membership program whereby members pay six or twelve months in advance for monthly shipment of product with advanced payments recognized as deferred revenue. Upon monthly shipment of club membership product, revenue is recognized equally over each month with a corresponding reduction in the deferred revenue balance. At June 30, 2019 and December 31, 2018, deferred revenue consisted of $1,076,840 and $937,938, respectively.

Cash and Cash Equivalents

Cash and cash equivalents include cash and investments that are readily convertible into cash and have original maturities of three months or less. As of June 30, 2019 and December 31, 2018 cash and cash equivalents were $1,680,756 and $1,277,827 respectively.

Allowance for Doubtful Accounts

The Company establishes an allowance for doubtful accounts based on historical experience and customer-specific identification and believes that collections of receivables, net of the allowance for doubtful accounts, are reasonably assured. The allowance for doubtful accounts was $33,736 and $74,216 as of June 30, 2019 and December 31, 2018, respectively.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2019 and December 31, 2018 and for the six-month periods ended June 30, 2019 and 2018

Inventory

Inventory is stated at the lower of cost (first in, first out) or net realizable value.

Property, Plant and Equipment

Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets, generally three to seven years. Leasehold improvements are amortized using the straight-line method over the shorter of the lease term or the estimated useful life of the asset. Costs incurred for maintenance and repairs are expensed as incurred and expenditures for major replacements and improvements are capitalized and depreciated over their estimated remaining useful lives.

Income Taxes

The Company is taxed under the provisions of subchapter S of the Internal Revenue Code. Under these provisions, the Company does not pay federal corporate income taxes on its taxable income. However, the Company is subject to California franchise tax equal to the greater of 1.5% of taxable income or $800.

Under the provisions of subchapter S, the shareholders are liable for individual federal and state income taxes on the Company's taxable income. The Company may disburse funds necessary to satisfy the shareholders’ estimated personal income tax liabilities.

The Company files income tax returns in the U.S. federal jurisdiction and California. With few exceptions, the Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for years before 2013. The Company recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made.

The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

Advertising

The Company expenses advertising costs as incurred. Advertising cost for the six-month periods ended June 30, 2019 and 2018 was $11,956,627 and $6,841,731, respectively.

Shipping and Handling

Shipping and handling fees billed to customers are classified on the statement of operations within “Sales, net” and were $1,520,228 and $836,693 for the six-month periods ended June 30, 2019 and 2018, respectively. The associated shipping and handling costs of $4,474,763, and $3,333,756 for the six-month periods ended June 30, 2019 and 2018, respectively, are included in selling, general, and administrative expenses.

Litigation

From time to time, the Company may become involved in disputes, litigation and other legal actions. The Company estimates the range of liability related to pending litigation where the amount and range of loss can be estimated. The Company records its best estimate of a loss when the loss is considered probable. Where a liability is probable and there is a range of estimated loss with no best estimate in the range, the Company records a charge equal to at least the minimum estimated liability for a loss contingency when both of the following conditions are met: (i) information available prior to issuance of the financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements and (ii) the range of loss can be reasonably estimated. As of December 31, 2018, there was a litigation settlement of $145,000 related to matters for which a loss accrual was recorded and included in accrued expenses of the accompanying balance sheets.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2019 and December 31, 2018 and for the six-month periods ended June 30, 2019 and 2018

New Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases (Topic 842). This update requires lessees to recognize at the lease commencement date a lease liability, which is the lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis, and a right-of-use assets, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. Lessees will no longer be provided with a source of off-balance sheet financing. This update is effective for financial statements issued for annual periods beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early application is permitted for all nonpublic business entities upon issuance. Management has not yet completed their analysis of the potential impact of this new guidance on the Company’s financial statements.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). This guidance amended the existing FASB Accounting Standards Codification, creating a new Topic 606, Revenue from Contracts with Customers. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In August 2015, the FASB issued ASU No. 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of ASU 2014-09 by one year. ASU 2014-09 is now effective for annual reporting periods beginning after December 15, 2018 and interim reporting periods within annual reporting periods beginning after December 15, 2019 for nonpublic entities. Management has not yet completed their analysis of the potential impact of this new guidance on the Company’s financial statements.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2019 and December 31, 2018 and for the six-month periods ended June 30, 2019 and 2018

2.INVENTORY

At June 30, 2019 and December 31, 2018, inventory consisted of the following:

	June 30, 2019	December 31, 2018
Raw Materials	$2,612,099	$3,113,347
Finished Goods	15,708,186	8,242,124
	$18,320,285	$11,355,471

Inventory balances above include an estimate for indirect inventory costs such as packaging and freight (burden rate) based on a 3-month moving average to better reflect the inventory value. No valuation allowance for inventory was deemed necessary as of June 30, 2019 and December 31, 2018.

3.OTHER CURRENT ASSETS

At June 30, 2019 and December 31, 2018, prepaid expenses, deposits and other current assets consisted of the following:

	June 30, 2019	December 31, 2018
Vendor deposits	$2,137,502	$954,064
Prepaid other	66,561	43,323
	$2,204,063	$997,387

4.PROPERTY, PLANT AND EQUIPMENT, NET

At June 30, 2019 and December 31, 2018, property, plant and equipment, net consisted of the following:

	June 30, 2019	December 31, 2018
Computers and software	$129,044	$117,678
Equipment	71,976	71,976
Furniture and fixtures	169,689	59,544
Auto	46,000	46,000
Leasehold improvements	130,813	—
	547,522	295,198
Less accumulated depreciation	(216,714)	(228,027)
	$330,808	$67,171

Depreciation expense totaled $28,452 and $19,326 for the six-month periods ended June 30, 2019 and 2018, respectively.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2019 and December 31, 2018 and for the six-month periods ended June 30, 2019 and 2018

5.ACCRUED EXPENSES

At June 30, 2019 and December 31, 2018, accrued expenses consisted of the following:

	June 30, 2019	December 31, 2018
Credit card liability	$1,548,330	$662,630
Payroll liabilities	3,678,351	233,096
Sales tax accrual	3,882,154	2,346,664
Other accrued liabilities	802,557	948,105
	$9,911,392	$4,190,495

Sales Tax Accrual

Based on the evolving state sales tax legislation, the Company continues to assess its current and potential sales tax exposure in specific jurisdictions. Management has assessed the Company’s sales tax liability as of June 30, 2019 and December 31, 2018, and has recorded an estimated sales tax liability of $3,882,154 and $2,346,664, respectively.

6.COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases office spaces in San Diego, California under noncancelable operating leases that expire in June 30, 2026 and January 31, 2020. The office space lease expiring January 31, 2020, includes a renewal option.

Minimum future lease payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year are as follows:

Year ended December 31:
2019	$253,481
2020	226,029
2021	273,137
2022	281,331
2023	289,771
Thereafter	764,202
$2,087,951

Rent expense totaled $155,903 and $76,951 for the six-month periods ended June 30, 2019 and 2018, respectively.

Line of Credit

On November 8, 2018, the Company entered into a line of credit agreement with a bank in the amount of $2,000,000 with a maturity date of October 30, 2019. There were $2,000,000 and $0 in borrowings against the line at June 30, 2019 and December 31, 2018, respectively. The line of credit bears interest at the bank’s reference rate which was 5.5% as of June 30, 2019 and December 31, 2018.

7.UNCERTAINTIES AND CONCENTRATIONS

Credit Risk

The Company maintains cash balances at various financial institutions. The Federal Deposit Insurance Corporation currently insures accounts at these institutions up to $250,000. At times, balances may exceed federally insured limits. The Company has not experienced any losses in such accounts.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2019 and December 31, 2018 and for the six-month periods ended June 30, 2019 and 2018

Customers

During the six-month periods ended June 30, 2019 and 2018, the Company did not generate sales to any party which comprised more than 10% of total net sales for the years.

Suppliers

During the six-month periods ended June 30, 2019 purchases from Carnaval S.A. de C.V, Silverline and XB Fulfillment suppliers each represented an excess of 10% of the Company’s purchases during the year. Purchases from these 3 suppliers were $8,136,606, $5,086,587 and $4,245,134 which were 27%, 17%, and 14% of total purchases, respectively. During the six-month periods ended June 30, 2018, purchases from Carnaval S.A. de C.V, Silverline and Saddle Creek Corporation suppliers each represented an excess of 10% of the Company’s purchases during the year. Purchases from these 3 suppliers were $3,344,733, $4,027,492 and $2,218,843 which were 21%, 25% and 14% of total purchases, respectively.

8.SUBSEQUENT EVENTS

The Company has evaluated subsequent events through October 1, 2019, which was the date the financial statements were available to be issued. Except as noted in footnote 1, management has determined there are no events which require adjustments to, or disclosure in, the June 30, 2019 and 2018 interim financial statements.